Exhibit 99.8

AMENDMENT NO. 3 TO
AMENDED AND RESTATED
STOCKHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 3 (this “Amendment”) to the Amended and Restated Stockholder’s Agreement, dated as of November 12, 2004 of Mobile Satellite Ventures GP (“MSV GP”), as amended from time to time (the “Agreement”) is hereby adopted by the stockholders of MSV GP this 6th day of May 2006.

WHEREAS, the Agreement provides that it may be amended by the written agreement pf the holders of a majority of the Shares (as such terms are defined in the Agreement);

WHEREAS, the Stockholders executing this Amendment, who together hold a majority of the Shares, wish to amend the Agreement as set forth herein, which amendment shall be effective as to all Stockholders from and after the date hereof; and

WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Agreement.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.             Amendment of Section 7.  Clause 7 of the Agreement is hereby amended to read in its entirety as follows:

“Transfer of Shares. The Stockholders each undertake to take such actions and execute such documents as may be necessary to insure that the proportionate ownership of General Partner at all times reflects the then-current proportional ownership of Limited Partnership Interests in MSV LP, excluding for this purpose, any Limited Investor. In furtherance of the foregoing, except for Transfers made simultaneously with permitted transfers of Limited Partnership Interests made in accordance with the terms of Section 8 of this Agreement, each Stockholder agrees not to, directly or indirectly, sell, assign, transfer, pledge, mortgage or otherwise dispose of, either voluntarily or involuntarily (a “Transfer”), any Shares; provided, however, that TMI Sub shall be permitted to pledge its Shares pursuant to the Pledge Agreement. In addition, each Stockholder hereby undertakes to, at the same time that it transfers any of its Limited Partnership Interests, Transfer its Shares (or the same portion thereof as the Limited Partnership Interests being transferred bear to its total Limited Partnership Interests) to the purchaser or assignee of any of its Limited Partnership Interests in accordance with Section 8 of this Agreement. Following a Transfer of such Shares, such Shares shall remain subject to the provisions of this Agreement, and the transferee shall execute and deliver to General Partner a written agreement to be bound by this Agreement in form and substance reasonably satisfactory to General Partner. Notwithstanding the foregoing, except as set forth in Section 2(b)(i) with respect to Transfers to an Investor Group Assignee, in connection with transfers of Limited Partnership Interests pursuant to Sections 8.2(c) or (d) of this Agreement, no transferee shall have the right to designate directors pursuant hereto.”

2.             Amendment of Clause 8.2(a).  Clause 8.2(a) of the Agreement is hereby amended to read in its entirety as follows:

“(a) Right of First Refusal. In the event that a Limited Partner (a “Selling Party”) proposes to transfer all or a portion of its Limited Partnership Interest to any third party, other than in accordance with Section 8.2(c) or (d), pursuant to a bona fide offer, such Selling Party will provide notice of such proposed transfer (including the identity of the proposed purchaser of such interest, the amount of interests proposed to be transferred and the proposed terms thereof) (the “Transfer Notice”), at least fifteen (15) Business Days prior to the proposed transfer, to each other Limited Partner, whereupon each other Limited Partner shall have the right to purchase, at the same price and upon the same terms and conditions set forth in the Transfer Notice, a pro rata portion of such interest based upon such Limited Partner’s portion of the Percentage Interests held by all Limited Partners other than the Selling Party. In the event a Selling Party proposes to transfer Limited Partnership Interests in a transaction whereby Limited Partnership Interests shall be sold to the transferee on a delayed or continuous basis (a “Continuous Transfer”), the Transfer Notice relating to such transaction shall be delivered at least fifteen (15) Business Days prior to the first proposed transfer of Limited Partnership Interests under the terms of the transaction (the “Initial Transfer”) and no additional Transfer Notice shall be delivered with respect to subsequent transfers of Limited Partnership Interests pursuant to the same transaction. Except as set forth in the next sentence, the purchase price shall be payable in cash. In the event that the Transfer Notice specifies the payment of consideration other than cash, the purchase price for purposes of this Section 8.2(a) shall either be (x) the cash equivalent of such consideration, determined by General Partner in good faith or (y) to the extent the participating Limited Partner elects, the same type and amount of non-cash consideration that is proposed to be paid as described in the Transfer Notice. The Transfer Notice shall constitute an irrevocable offer by the Selling Party to sell to the other Limited Partners such interests at the price and on the terms as contained in such Transfer Notice. Each Limited Partner desiring to participate in such purchase shall provide the Selling Party and each other Limited Partner notice of its agreement to participate (the “Participation Notice”) within ten (10) Business Days of receipt of the Transfer Notice specifying such participation and whether and the extent to which such Limited Partner wishes to acquire any remaining, unallocated portion of the proposed transfer (the “Unallocated Portion”). In the event of a Continuous Transfer, such Participation Notice shall specify participation with respect to all transfers pursuant to such Continuous Transfer.  In the event that one or more of the other Limited Partners do not provide a timely Participation Notice, the Unallocated Portion shall be allocated in pro rata proportion to the Percentage Interest held by each of the Limited Partners who submits a Participation Notice to the extent of such Limited Partner’s indicated willingness to acquire any Unallocated Portion as provided in such Limited Partners’ Participation Notice. The Participation Notice shall be deemed to be an irrevocable commitment to purchase from the Selling Party, at the price (or the cash equivalent thereof) and on the terms as contained in the Transfer Notice, the amount of the interests that such Limited Partner specifies in the Participation Notice. In the event that the Limited Partners are not willing to purchase all of the interests offered pursuant to the Transfer Notice, and the amount of interests which the Selling Party has offered to sell pursuant to the Transfer Notice less the amount of interests the Limited Partners are willing to accept is less than the minimum amount of interests which the offeror is willing to purchase pursuant to the bona fide offer described in the Transfer Notice, then the Limited Partners shall be deemed to have rejected the offer contained in the Transfer Notice in its entirety and the Selling Party shall be permitted to proceed with the sale described in the Transfer Notice. In the event that the Limited Partners shall have accepted all or part of the interests offered pursuant to the Transfer Notice (and shall not have been deemed to have rejected the offer in its entirety as described in the immediately preceding sentence), then the Selling Party shall sell to such Limited Partners such interests as have been accepted by such Limited Partners as specified in such Limited Partner’s Participation Notice on the terms contained in the Transfer Notice. Any interests not sold to the Limited Partners pursuant to the preceding sentence may be sold to a third party, including the original offeror, at a price not lower than, and on such other terms and conditions not more favorable to such third party than, those contained in the original Transfer Notice, at any time within two hundred seventy (270) days after the expiration of the offer required by this Section 8.2(a); provided, that in the case of a Continuous Transfer, transfers subsequent to the Initial Transfer may be made following the expiration of such two hundred seventy (270) day period . In the event the interests are not transferred by the Selling Party on such terms during such two hundred seventy (270) day period (other than transfers subsequent to the Initial Transfer in the case of a Continuous Transfer), the restrictions of this Section 8.2(a) shall again become applicable to any transfer of interests by the Selling Party.”

3.             Amendment of Clause 8.2(b)(ii).  Clause 8.2(b)(ii) of the Agreement is hereby amended to read in its entirety as follows:

“(ii) Obligation of Transferee to Purchase. The third-party transferee of the Selling Party shall purchase from each Tag Along Participant the portion of such Tag Along Participant’s Limited Partnership Interest that such Tag Along Participant desires to sell, provided, that the third-party may, but shall not be obligated, to purchase, such portion that exceeds the Maximum Tag Along Portion (as defined below) and, if such portion exceeds the Maximum Tag Along Portion, the transferee shall be obligated to purchase only the Maximum Tag Along Portion. For purposes hereof, the term “Maximum Tag Along Portion” means a portion of a Tag Along Participant’s Limited Partnership Interest the price of which (based on the Tag Along Price of such Limited Partnership Interest) equals the total original price proposed to be paid by the transferee for the Selling Party’s Limited Partnership Interest multiplied by a fraction, the numerator of which is the Tag Along Price of such portion which such Tag Along Participant desires to include in such sale and the denominator of which is the aggregate Tag Along Price of the Limited Partnership Interests that the Selling Party and each Tag Along Participant desires to include in such sale. “

4.             Effect of Amendment.  All the provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Agreement; and the Agreement, as supplemented and amended by this Amendment, shall be read, taken and construed as one and the same instrument, and except as expressly amended hereby, the terms and conditions of the Agreement shall continue in full force and effect.  All references to “this Agreement” in the Agreement or to the words “hereof,” “hereunder” or “herein” or words of similar effect in the Agreement shall mean the Agreement as amended hereby.

5.             Severability.  Should one or more of the provisions of this Amendment be determined to be illegal or unenforceable, each other provision of this Amendment shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

6.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

MOBILE SATELLITE VENTURES GP INC.

By:
Name:
Title:

MOTIENT VENTURES HOLDING INC.

By:	/s/ Christopher Downie
Name:	Christopher Downie
Title:	Executive Vice President
and Chief Operating Officer

MSV INVESTORS, LLC

By:	MSV Investors Holdings, Inc.,
Its Managing Member

By:	/s/ Robert Lewis
Name:
Title:

COLUMBIA SPACE (QP), INC.

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Treasurer

COLUMBIA SPACE (AI), INC.

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Treasurer

COLUMBIA SPACE PARTNERS, INC.

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Treasurer

SPECTRUM SPACE IV PARALLEL, INC.

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	President

SPECTRUM SPACE EQUITY INVESTORS IV, INC.

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	President

SPECTRUM SPACE IV MANAGERS, INC.

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	President